                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 15, 1999

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)
- --------------------------------------------------------------------------------

        United States                    333-32263               22-2382028
- ----------------------------     ------------------------       -------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)

            802 Delaware Avenue, Wilmington, Delaware      19801
            -----------------------------------------   ----------
            (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (302) 575-5033

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

         New York                        333-32236               12-4994650
- ----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                270 Park Avenue, New York, New York        10017
            ----------------------------------------    ----------
            (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (212) 270-6000

Item 5.  Other Events:

         Chase Manhattan RV Owner Trust 1997-A is the issuer of 10 classes of Asset Backed Notes and one class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank, USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On September 15, 1999, CIT, as servicer, distributed monthly interest to the holders of the notes and certificates. CIT furnished a copy of monthly reports for each of those series as required by the Sale and Servicing Agreement. Copies of the monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).   Exhibits

             Exhibits          Description
             ----------        ---------------

             20.1 Monthly Report with respect to the September 15, 1999 distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 30, 1999


                                            THE CIT GROUP/SALES FINANCING, INC.,
                                            as Servicer

                                            By: /s/ Frank J. Madeira
                                                --------------------
                                            Name:  Frank J. Madeira
                                            Title: Vice President

                                            INDEX TO EXHIBITS
                                            ----------------------------

Exhibit No.                                 Description
- ---------------                             -----------------
20.1                                        Monthly Report with respect to the
                                            September  15, 1999 distribution